UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2007

                   CHL Mortgage Pass-Through Trust 2007-HYB2
                   -----------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-131662-[o]

                                  CWMBS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131662

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                    Delaware                    95-4449516
              ---------------------             ----------
                 (State or other              (IRS Employer
                  jurisdiction            Identification No. of the
             of incorporation of the            depositor)
                   depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of principal                                             (Zip Code)
 executive offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
            --------

      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

      23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.


                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Executive Vice President


Dated:  March 30, 2007

                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1   Legality Opinion of Sidley Austin LLP                                   5

8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)              5

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)         5